UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	February 28

Date of reporting period:	May 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET

MANAGED HIGH INCOME FUND INC.

FORM N-Q

MAY 31, 2012

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 86.5%
CONSUMER DISCRETIONARY — 17.7%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	$225,971	(a)
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	300,000		302,250
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,270,000		1,279,525
Escrow GCB General Motors	—	—	1,325,000		27,536	*(b)
Escrow GCB General Motors	—	—	760,000		15,795	*(b)
Escrow GCB General Motors	—	—	1,880,000		39,070	*(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		310,300	(a)
Total Automobiles					1,974,476
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		701,950
ServiceMaster Co., Senior Notes	8.000%	2/15/20	400,000		421,500
Sotheby’s, Senior Notes	7.750%	6/15/15	930,000		1,018,350
Total Diversified Consumer Services					2,141,800
Hotels, Restaurants & Leisure — 7.6%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	650,000		653,250	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	668,682		578,611	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000		51,500
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	700,000		700,000	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	410,000		393,600
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,149,000		1,708,455
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		778,208
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	440,000		449,900	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	750,000		753,750	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	11.500%	1/15/17	1,395,349		1,500,000	(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000		745,200	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	912,062		808,315	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	11.000%	6/15/15	270,000		506	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000		861,075	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	357,000		344,505	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	610,000		614,575	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	690,000		693,450	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	840,000		864,150
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000		101,700
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	450,000		474,750	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,890,000		1,748,250	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,410,000		1,543,950
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,120,000		1,293,600
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	560,000		610,400
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		152,950
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	200,000		205,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,390,000		$1,438,650	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	515,000		484,100	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	215,000		217,150	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	40,000		0	(b)(d)(e)(g)
Total Hotels, Restaurants & Leisure					20,769,550
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	810,000		874,800
Media — 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		300,150	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	301,825		338,798
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	550,000		592,625
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,900,600
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	260,000		195,000	(a)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	940,000		942,350	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	520,000		499,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	70,000		66,150	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	210,000		213,675	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		63,750
DISH DBS Corp., Senior Notes	7.875%	9/1/19	700,000		782,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	310,000		321,625
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	770,000		835,450
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	820,000		852,800
LBI Media Inc., Senior Notes	8.500%	8/1/17	70,000		14,350	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	710,000		589,300	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		968,000	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	280,000		317,800
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,060,000		853,300	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	330,000		320,100	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		705,600	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000		729,525	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		444,850	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,495,393	(a)
Total Media					14,342,641
Multiline Retail — 0.3%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	290,000		201,550
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	755,000		704,981
Total Multiline Retail					906,531
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	950,000		992,750
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,017,450	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,142,400
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	670,000		715,232
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	575,000		613,812
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	500,000		519,375	(a)
Total Specialty Retail					5,001,019
Textiles, Apparel & Luxury Goods — 0.8%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000		442,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — continued
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,565,000	$1,672,609
Total Textiles, Apparel & Luxury Goods				2,114,809
TOTAL CONSUMER DISCRETIONARY				48,351,597
CONSUMER STAPLES — 1.6%
Food & Staples Retailing — 0.3%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	840,000	856,800	(a)
Food Products — 0.8%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	350,000	357,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,705,925	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	138,000	159,390
Total Food Products				2,222,315
Personal Products — 0.0%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	120,000	130,200	(a)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,290,000	1,264,200
TOTAL CONSUMER STAPLES				4,473,515
ENERGY — 13.2%
Energy Equipment & Services — 2.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	426,400
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	442,975	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,410,000	1,417,050	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	958,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	380,000	395,200	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	490,000	516,950	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	865,050	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,160,000	2,311,200
Total Energy Equipment & Services				7,333,325
Oil, Gas & Consumable Fuels — 10.5%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,050,000	1,013,250
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,000,000	1,022,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	616,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	205,500
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,404,000	1,339,065
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	640,000	684,800	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	270,000	291,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	200,000	206,125
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	581,354
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	864,300
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,931,404	1,395,439	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	220,000	232,100
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,030,000	1,024,850	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	777,990
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	830,000	900,550
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	840,000	907,997	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	410,000	437,156	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,290,000	1,096,500
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	850,000	876,563	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	300,000	296,250	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	40,000	41,500

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000		$713,000
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,735,000		1,240,525
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	310,000		322,400
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	670,000		93,800	(a)(e)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000		65,800	(a)(e)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	685,000		746,650
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000		790,250
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000		266,875	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,855,000		1,910,650
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000		186,150
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,310,000		1,305,088	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	280,000		273,000
Teekay Corp., Senior Notes	8.500%	1/15/20	1,390,000		1,438,650
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000		764,699
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000		2,643,701
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	560,000		518,000	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,350,000		830,250	(a)
Total Oil, Gas & Consumable Fuels					28,921,377
TOTAL ENERGY					36,254,702
FINANCIALS — 8.3%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		660,958
Commercial Banks — 2.0%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	410,000		414,100	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	560,000		564,200	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	580,000		584,573	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000		283,422	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000		387,600	(a)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000		1,265,704	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	170,000		213,150	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		517,575	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	800,000		783,826
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		561,370	(a)
Total Commercial Banks					5,575,520
Consumer Finance — 1.2%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,160,000		1,135,060
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,470,000		1,664,775
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	590,120
Total Consumer Finance					3,389,955
Diversified Financial Services — 4.0%
Bank of America Corp., Senior Notes	6.500%	8/1/16	280,000		303,470
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,602,000		1,810,260
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	680,000		707,200
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	180,000		183,375
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000		1,028,938
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,828,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,028,262
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	840,000		849,450
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	750,000		795,000	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services — continued
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	$487,500	(a)(f)
Total Diversified Financial Services				11,022,155
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000	1,072,865
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	9/30/12	250,000	207,634	(f)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	490,000	480,200	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	396,000	(a)
Total Insurance				2,156,699
TOTAL FINANCIALS				22,805,287
HEALTH CARE — 6.3%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	130,000	138,937
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	405,000	433,097	(c)
Total Health Care Equipment & Supplies				572,034
Health Care Providers & Services — 6.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	720,000	802,800
American Renal Associates Holdings Inc., Senior Notes	10.250%	3/1/16	951,877	994,711	(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	690,000	727,950
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000	569,750
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,600,000	1,642,000
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,585,000	2,236,025
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	470,000	480,575
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	510,000	520,200	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,170,000	1,285,537
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	390,150	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	1,817,375
HCA Inc., Notes	7.690%	6/15/25	490,000	471,625
HCA Inc., Senior Secured Notes	7.875%	2/15/20	720,000	793,800
INC Research LLC, Senior Notes	11.500%	7/15/19	390,000	370,988	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	800,000	680,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	220,000	221,100	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	327,000	374,415
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	520,000	581,100
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,190,000	1,218,263	(c)(f)
US Oncology Inc. Escrow	—	—	615,000	12,300	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	620,000	610,700
Total Health Care Providers & Services				16,801,364
TOTAL HEALTH CARE				17,373,398
INDUSTRIALS — 14.8%
Aerospace & Defense — 1.6%
Ducommun Inc., Senior Notes	9.750%	7/15/18	530,000	563,125
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,460,000	1,554,900
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	530,400
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,737,412	(a)
Total Aerospace & Defense				4,385,837
Airlines — 1.8%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	400,043	396,042	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	64,862

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	89,928	$98,584
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	628,166	634,448
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,345,000	2,427,075	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	80,000	80,000
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	32,937	33,639
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	312,518	318,769
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	210,301	225,022
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	317,000	335,227	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	328,000	339,480	(a)
Total Airlines				4,953,148
Building Products — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	535,200	487,032	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	249,000	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,040,000	1,066,000	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	895,050	(a)
Total Building Products				2,697,082
Commercial Services & Supplies — 2.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	111,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,570,000	1,436,550	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,100,000	1,083,500
Cenveo Corp., Secured Notes	8.875%	2/1/18	470,000	427,700
Geo Group Inc., Senior Notes	7.750%	10/15/17	980,000	1,051,050
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	495,850	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,410,000	1,374,750	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	467,500
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	770,000	795,025	(a)
Total Commercial Services & Supplies				7,242,925
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	716,000	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	980,000	945,700	(a)
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	954,125
Machinery — 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,240,000	1,289,600	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	610,000	619,150	(a)
Total Machinery				1,908,750
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	766,208	706,827	(a)(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	527,000	513,825	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,630,000	1,540,350
Total Marine				2,761,002
Road & Rail — 2.4%
Florida East Coast Holdings Corp., Senior Notes	11.250%	8/1/17	2,130,389	1,736,267	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	1,328,000	1,314,720	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	571,000	650,940
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,020,000	1,142,400

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,620,000		$1,769,850
Total Road & Rail					6,614,177
Trading Companies & Distributors — 0.9%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	835,000		864,225
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	24,000		24,480	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,556,000		1,594,900	(a)
Total Trading Companies & Distributors					2,483,605
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,620,000		915,300	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,600,000		1,452,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,880,000		1,884,700	(a)
Total Transportation					4,252,000
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	320,000		328,000	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000		153,750	(a)
Total Transportation Infrastructure					481,750
TOTAL INDUSTRIALS					40,396,101
INFORMATION TECHNOLOGY — 2.3%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,830,000		2,072,475	(a)
IT Services — 1.2%
First Data Corp., Senior Notes	10.550%	9/24/15	2,768,178		2,768,178
First Data Corp., Senior Notes	11.250%	3/31/16	210,000		183,750
First Data Corp., Senior Notes	12.625%	1/15/21	60,000		56,850
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	170,000		177,225	(a)
Total IT Services					3,186,003
Semiconductors & Semiconductor Equipment— 0.3%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	400,000		423,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	436,000		459,980
Total Semiconductors & Semiconductor Equipment					882,980
TOTAL INFORMATION TECHNOLOGY					6,141,458
MATERIALS — 8.0%
Chemicals — 0.8%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	735,000		828,713	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	700,000		736,750	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	582,000	EUR	653,076	(a)
Total Chemicals					2,218,539
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,107,700	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	435,125	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	680,000		678,300	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,288,350
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	670,000		631,475	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,480,000		1,478,150	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	420,000		419,475	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	130,000	$132,600	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000	1,438,650	(a)
Total Containers & Packaging				7,609,825
Metals & Mining — 3.1%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	360,000	361,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,330,000	1,379,875	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,060,000	1,287,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000	348,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	870,000	872,175	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	960,000	1,020,000
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000	653,625	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,720,000	933,100
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	20,000	20,500
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	520,000	507,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,000,000	1,005,000
Total Metals & Mining				8,388,575
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000	2,191,140
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	340,000	365,500	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	610,000	298,900
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,750	381,544	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000	70,262	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,050,000	378,000
Total Paper & Forest Products				3,685,346
TOTAL MATERIALS				21,902,285
TELECOMMUNICATION SERVICES — 7.5%
Diversified Telecommunication Services — 4.8%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	94,875
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	806,250	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	780,000	834,600	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	360,000	376,650
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,050,000	1,047,375
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	371,850
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,670,000	1,644,950
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000	940,700	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,128,150
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	268,450	(a)
West Corp., Senior Notes	8.625%	10/1/18	950,000	995,125
West Corp., Senior Notes	7.875%	1/15/19	1,120,000	1,128,400
West Corp., Senior Subordinated Notes	11.000%	10/15/16	470,000	497,613
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	513,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,877,712	1,398,895	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,170,000	1,129,050
Total Diversified Telecommunication Services				13,175,933
Wireless Telecommunication Services — 2.7%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	50,000	50,750
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	870,000	843,900
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	740,000	553,150
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	3,411,188
Sprint Nextel Corp.	6.000%	12/1/16	60,000	55,200

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — continued
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,480,000	$1,605,800	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	890,000	958,975
Total Wireless Telecommunication Services				7,478,963
TOTAL TELECOMMUNICATION SERVICES				20,654,896
UTILITIES — 6.8%
Electric Utilities — 2.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	870,000	930,900
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	950,000	826,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,940,000	1,988,500	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	486,145	447,253
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,560,000	1,482,000
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	490,000	120,050
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,440,000	972,000	(a)
Total Electric Utilities				6,767,203
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	780,700
Independent Power Producers & Energy Traders — 4.0%
AES Corp., Senior Notes	7.375%	7/1/21	440,000	477,400	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	663,000	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	440,000	462,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,570,000	1,668,125	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	100,800	(e)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	830,000	446,125
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,339,000	1,449,468
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	950,000	940,500	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,930,000	1,949,300	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	2,239,750
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	89,422	91,210
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	623,548	636,019
Total Independent Power Producers & Energy Traders				11,123,697
TOTAL UTILITIES				18,671,600
TOTAL CORPORATE BONDS & NOTES (Cost — $236,124,556)				237,024,839
COLLATERALIZED SENIOR LOANS — 3.7%
CONSUMER DISCRETIONARY — 1.2%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	1,500,000	1,532,812	(i)
Hotels, Restaurants & Leisure — 0.3%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	833,700	829,532	(i)
Media — 0.4%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	1,000,000	1,024,167	(i)
TOTAL CONSUMER DISCRETIONARY				3,386,511
ENERGY — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., Term Loan	—	12/1/17	2,740,000	2,676,295	(j)
FINANCIALS — 0.5%
Capital Markets — 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	—	5/2/17	1,460,000	1,430,800	(j)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	124,967	$124,967	(b)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	220,026	220,026	(b)(j)
TOTAL INDUSTRIALS				344,993
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	524,571	514,080	(i)
TELECOMMUNICATION SERVICES — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,531,721	1,562,356	(i)
UTILITIES — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.739%	10/10/17	637,541	373,200	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $10,260,289)				10,288,235
CONVERTIBLE BONDS & NOTES — 0.9%
CONSUMER DISCRETIONARY — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	2,000,000	1,640,000	(a)
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	261,089	26,431	(b)(c)(d)
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	939,923	701,637	(b)(c)(d)
TOTAL INDUSTRIALS				728,068
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	250,000	203,125
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,814,439)				2,571,193

			SHARES
COMMON STOCKS — 1.8%
CONSUMER DISCRETIONARY — 1.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(b)(d)
Media — 1.0%
Charter Communications Inc., Class A Shares			42,361	2,656,035	*
TOTAL CONSUMER DISCRETIONARY				2,749,873
ENERGY — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			151,493,610	1,030,459	*(b)(d)
INDUSTRIALS — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			58,920	1,001,640	*(d)
Horizon Lines Inc., Class A Shares			23,966	44,337	*
TOTAL INDUSTRIALS				1,045,977
TOTAL COMMON STOCKS (Cost — $3,758,150)				4,826,309

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
Diversified Financial Services — 0.3%
Citigroup Inc. (Cost - $1,059,651)	7.500%		10,400	$874,432
PREFERRED STOCKS — 2.1%
FINANCIALS — 2.0%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		100,348	2,299,976	(f)
Diversified Financial Services — 1.2%
Citigroup Capital XII	8.500%		73,700	1,901,460	(f)
Citigroup Capital XIII	7.875%		46,675	1,235,021	(f)
Total Diversified Financial Services				3,136,481
TOTAL FINANCIALS				5,436,457
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		2,487	249,943	(a)(d)(f)
TOTAL PREFERRED STOCKS (Cost — $5,715,009)				5,686,400

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS — 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	9,328,000	297,231
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00		7/18/12	9,904,000	217,609
TOTAL PURCHASED OPTIONS (Cost — $529,086)				514,840

			WARRANTS
WARRANTS — 0.1%
Buffets Restaurant Holdings		4/28/14	891	9	*(b)(d)
Charter Communications Inc.		11/30/14	1,790	30,430	*(d)
Jack Cooper Holdings Corp.		12/15/17	1,198	95,840	*(d)
Jack Cooper Holdings Corp.		5/6/18	558	44,640	*(d)
Nortek Inc.		12/7/14	3,364	16,820	*(b)(d)
SemGroup Corp.		11/30/14	5,719	44,837	*(b)(d)
TOTAL WARRANTS (Cost — $76,978)				232,576
TOTAL INVESTMENTS — 95.6% (Cost — $260,338,158#)				262,018,824
Other Assets in Excess of Liabilities — 4.4%				11,972,230
TOTAL NET ASSETS — 100.0%				$273,991,054

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	The coupon payment on these securities is currently in default as of May 31, 2012.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Value is less than $1.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of May 31, 2012. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

Abbreviation used in this schedule:
EUR	- Euro

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	6/20/12	$94.00	5,000,000	$95,504
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	87.00	9,328,000	151,137
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	9,904,000	63,129
TOTAL WRITTEN OPTIONS (Premiums received — $280,267)				$309,770

† Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

Notes to schedule of investments (unaudited) (continued)

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$236,446,228	$578,611	$237,024,839
Collateralized senior loans	—	10,288,235	—	10,288,235
Convertible bonds & notes	—	2,571,193	—	2,571,193
Common stocks:
Consumer discretionary	$2,656,035	—	93,838	2,749,873
Energy	—	—	1,030,459	1,030,459
Industrials	44,337	1,001,640	—	1,045,977
Convertible preferred stocks	874,432	—	—	874,432
Preferred stocks:
Financials	5,436,457	—	—	5,436,457
Industrials	—	249,943	—	249,943
Purchased options	—	514,840	—	514,840
Warrants	—	215,747	16,829	232,576
Total investments	$9,011,261	$251,287,826	$1,719,737	$262,018,824
Other financial instruments:
Forward foreign currency contracts	—	$176,529	—	$176,529
Credit default swaps on credit indices - buy protection‡	—	630,425	—	630,425
Total other financial instruments	—	$806,954	—	$806,954
Total	$9,011,261	$252,094,780	$1,719,737	$262,825,778

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$309,770	—	$309,770
Futures contracts	$46,114	—	—	46,114
Total	$46,114	$309,770	—	$355,884

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

							PREFERRED
				COMMON STOCKS			STOCKS
	CORPORATE		CONVERTIBLE
	BONDS &	COLLATERALIZED	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	NOTES	DISCRETIONARY	ENERGY	INDUSTRIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of February 29, 2012	$2,323,878	$2,570,294	$697,098	$93,838	$1,301,874	$957,450	$249,943	$168,522	$8,362,897
Accrued premiums/discounts	4,298	—	2,099	—	—	—	—	—	6,397
Realized gain (loss)(1)	(17,650)	—	—	—	—	—	—	—	(17,650)
Change in unrealized appreciation (depreciation)(2)	(56,858)	—	632,404	—	(373,322)	44,190	—	19,217	265,631
Purchases	8,682	—	—	—	101,907	—	—	—	110,589
Sales	(288,300)	(2,570,294)	(1,331,601)	—	—	—	—	—	(4,190,195)
Transfers into Level 3	—	—	—	—	—	—	—	—	—
Transfers out of Level 3(3)	(1,395,439)	—	—	—	—	(1,001,640)	(249,943)	(170,910)	(2,817,932)
Balance as of May 31, 2012	$578,611	—	—	$93,838	$1,030,459	—	—	$16,829	$1,719,737
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2012(2)	$1,395	—	—	—	$(373,322)	—	—	$9,251	$(362,676)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to schedule of investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended May 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to schedule of investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market

Notes to schedule of investments (unaudited) (continued)

risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2012, the Fund held written options with credit related contingent features which had a liability position of $309,770. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,054,336
Gross unrealized depreciation	(12,373,670)
Net unrealized appreciation	$1,680,666

At May 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	1	6/12	$123,388	$124,375	$(987)
U.S. Treasury 5-Year Notes	99	9/12	12,249,436	12,294,563	(45,127)
Net unrealized loss on open futures contracts					$(46,114)

During the period ended May 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 29, 2012	$61,730,200	$1,095,518
Options written	31,953,200	311,152
Options closed	(47,118,400)	(937,656)
Options exercised	—	—
Options expired	(22,333,000)	(188,747)
Written options, outstanding as of May 31, 2012	$24,232,000	$280,267

At May 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Citibank, N.A.	2,473,143	$3,059,728	8/16/12	$156,396
Euro	Royal Bank of Scotland PLC	265,481	328,449	8/16/12	20,133
Net unrealized gain on open forward foreign currency contracts					$176,529

Notes to schedule of investments (unaudited) (continued)

At May 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$1,746,000	12/20/16	5.000% quarterly	$100,552	$47,163	$53,389
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,067,000	12/20/16	5.000% quarterly	61,448	30,075	31,373
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	5,000,000	6/20/17	5.000% quarterly	351,114	228,795	122,319
Morgan Stanley & Co. Inc. (MARKIT CDX.NA.HY.17 Index)	2,037,000	12/20/16	5.000% quarterly	117,311	59,808	57,503
Total	$9,850,000			$630,425	$365,841	$264,584

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

At May 31, 2012, the Fund held collateral received from BNP Paribas in the amount of $648,791 on credit default swap contracts valued at $513,114. Net exposure to this counterparty was $(135,677). Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2012.

			Futures	Forward Foreign
			Contracts	Currency Contracts
Primary Underlying Risk	Purchased	Written Options,	Unrealized	Unrealized	Swap Contracts,
Disclosure	Options, at value	at value	Depreciation	Appreciation	at value	Total
Interest Rate Risk	—	—	$(46,114)	—	—	$(46,114)
Foreign Exchange Risk	—	—	—	$176,529	—	176,529
Credit Risk	$514,840	$(309,770)	—	—	$630,425	835,495
Total	$514,840	$(309,770)	$(46,114)	$176,529	$630,425	$965,910

During the period ended May 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$556,859
Written options	416,919
Forward foreign currency contracts (to sell)	3,579,158
Futures contracts (to sell)	12,342,430

Notes to schedule of investments (unaudited) (continued)

Average notional balance
Credit default swap contracts (to buy protection)	$10,530,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 26, 2012